Exhibit 99.1

News Release

For immediate release:

Contact:	Investors	Media
	Wayne Wasechek	Anna Torma
	509.835.1521	509.835.1558

PotlatchDeltic Corporation Reports Third Quarter 2024 Results

SPOKANE, Wash., October 28, 2024 (BUSINESS WIRE) – PotlatchDeltic Corporation (Nasdaq: PCH) today reported net income of $3.3 million, or $0.04 per diluted share, on revenues of $255.1 million for the quarter ended September 30, 2024. Net income was $23.7 million, or $0.29 per diluted share, on revenues of $265.5 million for the quarter ended September 30, 2023. Excluding an after-tax gain on insurance recoveries, adjusted net income was $11.4 million, or $0.14 per diluted share for the third quarter of 2023.

Third Quarter 2024 Highlights

•
Generated Total Adjusted EBITDDA of $45.9 million and Total Adjusted EBITDDA margin of 18%
•
Completed construction on the Waldo, Arkansas sawmill expansion and modernization project
•
Repurchased 57,000 shares for $2.4 million, or $42 per share
•
Maintained strong liquidity of $460 million as of September 30, 2024

“During the third quarter, our businesses delivered solid operational performance while navigating a challenging lumber market as well as the broader economic environment,” said Eric Cremers, President and Chief Executive Officer. “Additionally, our Wood Products division achieved a significant milestone with the successful completion of the construction phase of our Waldo, Arkansas sawmill expansion and modernization project. We believe this strategic investment positions the Waldo mill to be a top quartile sawmill, enabling it to generate an additional $25 million of Adjusted EBITDDA annually under a mid-cycle sales environment once the mill reaches its new capacity output. As for capital allocation, we will continue to be disciplined stewards of our shareholders’ capital and remain focused on returning capital to shareholders while prioritizing the long-term value for our shares. Looking forward, we believe that lumber markets are stabilizing as supply and demand in the industry continue to align. We are also optimistic that reductions in interest rates will serve as a catalyst, creating positive momentum in the housing and repair and remodel markets, thereby driving demand in our business,” stated Mr. Cremers.

Financial Highlights

($ in millions, except per share data)	Q3 2024	Q2 2024	Q3 2023
Revenues	$255.1	$320.7	$265.5
Net income	$3.3	$13.7	$23.7
Weighted-average shares outstanding, diluted (in thousands)	79,277	79,741	80,379
Net income per diluted share	$0.04	$0.17	$0.29

Adjusted Net Income[1]	$3.3	$13.7	$11.4
Adjusted Net Income Per Diluted Share[1]	$0.04	$0.17	$0.14

Total Adjusted EBITDDA[1]	$45.9	$103.2	$56.3
Total Adjusted EBITDDA Margin[1]	18.0%	32.2%	21.2%
Dividends per share	$0.45	$0.45	$0.45
Net cash from operations	$26.5	$100.6	$41.0
Cash and cash equivalents	$161.1	$199.7	$302.8

1 Adjusted Net Income, Adjusted Net Income Per Diluted Share, Total Adjusted EBITDDA and Total Adjusted EBITDDA Margin are non-GAAP measures. Refer to "Non-GAAP Measures" and Non-GAAP Reconciliations below for more information and reconciliations to GAAP, where applicable.

Business Performance: Q3 2024 vs. Q2 2024

Timberlands

Third Quarter 2024 Highlights

•
Timberlands Adjusted EBITDDA increased $1.6 million from Q2 2024
•
Northern harvest volumes increased due to normal seasonality
•
Northern sawlog prices decreased primarily due to lower indexed sawlog prices
•
Southern sawlog and pulpwood prices were relatively stable

($ in millions)	Q3 2024	Q2 2024	$ Change
Timberlands Revenues	$105.1	$98.8	$6.3

Timberlands Adjusted EBITDDA[1]	$35.8	$34.2	$1.6

1 Refer to Segment Information below for additional information.

Wood Products

Third Quarter 2024 Highlights

•
Wood Products Adjusted EBITDDA decreased $2.8 million from Q2 2024
•
Average lumber prices decreased 5% to $402 per thousand board feet (MBF) in Q3 2024
•
Higher per-unit manufacturing costs primarily due to lower production from planned downtime and restart at the Waldo sawmill related to the expansion and modernization project

($ in millions)	Q3 2024	Q2 2024	$ Change
Wood Products Revenues	$139.4	$153.6	$(14.2)

Wood Products Adjusted EBITDDA[1]	$(9.6)	$(6.8)	$(2.8)

1 Refer to Segment Information below for additional information.

Real Estate

Third Quarter 2024 Highlights

•
Real Estate Adjusted EBITDDA decreased $57.8 million from Q2 2024, which included a $57 million rural timberland sale in the South
•
Sold 6,548 acres of rural land at an average price of $3,727 per acre
•
Sold 53 residential lots at an average price of $204,851 per lot

($ in millions)	Q3 2024	Q2 2024	$ Change
Real Estate Revenues	$38.7	$95.7	$(57.0)

Real Estate Adjusted EBITDDA[1]	$31.8	$89.6	$(57.8)

1 Refer to Segment Information below for additional information.

Non-GAAP Measures

This press release includes certain financial measures that are not in accordance with accounting principles generally accepted in the United States (GAAP). Management believes that these non-GAAP measures, when read in conjunction with our GAAP financial statements, provide useful information to investors and other interested parties as described below. The presentation of these non-GAAP financial measures should be considered only as supplemental to, are not intended to be considered in isolation or as a substitute for, or superior to, financial measures prepared in accordance with GAAP. Additionally, these non-GAAP financial measures may not be the same as or comparable to other similarly titled non-GAAP measures presented by other companies due to potential inconsistencies in methods of calculation.

Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Diluted Share are non-GAAP measures that represent GAAP net income (loss) and GAAP net income (loss) per diluted share before certain items, net of tax, that management believes impact the ability to compare the performance of our business, either period-over-period or with other businesses.

Total Adjusted EBITDDA and Total Adjusted EBITDDA Margin are non-GAAP measures that remove the impact of specific items that management believes do not directly reflect the core business operations on an ongoing basis and can be used to evaluate the operational performance of assets under management.

We define Total Adjusted EBITDDA Margin as Total Adjusted EBITDDA divided by Revenues.

Reconciliations of Total Adjusted EBITDDA, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Diluted Share to their most comparable GAAP measures are set forth in the accompanying “Non-GAAP Reconciliations” at the end of this release.

Conference Call Information

A live conference call and webcast will be held Tuesday, October 29, 2024, at 9:00 a.m. Pacific Time (12:00 p.m. Eastern Time). Investors may access the webcast at www.potlatchdeltic.com by clicking on the Investors link or by conference call at 1-888-510-2008 for U.S./Canada and 1-646-960-0306 for international callers. Participants will be asked to provide conference I.D. number 7281983. Supplemental materials that will be discussed during the call are available on the above website.

A replay of the conference call will be available two hours following the call until November 5, 2024 by calling 1-800-770-2030 for U.S./Canada or 1-609-800-9909 for international callers. Callers must enter conference I.D. number 7281983 to access the replay.

About PotlatchDeltic

PotlatchDeltic Corporation (Nasdaq: PCH) is a leading Real Estate Investment Trust (REIT) that owns over 2.1 million acres of timberlands in Alabama, Arkansas, Georgia, Idaho, Louisiana, Mississippi and South Carolina. Through its taxable REIT subsidiary, the company also operates six sawmills, an industrial-grade plywood mill, a residential and commercial real estate development business and a rural timberland sales program. PotlatchDeltic, a leader in sustainable forest management, is committed to environmental and social responsibility and to responsible governance. More information can be found at www.potlatchdeltic.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as amended, including without limitation, our expectations regarding the company’s revenues, costs, expenses and liquidity; disciplined and opportunistic capital allocation strategy; expected incremental EBITDDA generation as a result of the recently completed Waldo, Arkansas sawmill expansion and modernization project; long-term housing fundamentals, interest rates, and demand for lumber; and similar matters. Words such as “believe,” “will continue,” “looking forward,” and similar expressions are intended to identify such forward-looking statements. You should carefully read forward-looking statements, including statements that contain these words, because they discuss the future expectations or state other “forward-looking” information about PotlatchDeltic. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, many of which are beyond PotlatchDeltic’s control, such as changes in the U.S. housing market; changes in timberland values; changes in timber harvest levels on the company’s lands; changes in timber prices; changes in policy regarding governmental timber sales; availability of logging contractors and shipping capacity; changes in the United States and international economies and effects on our customers and suppliers; changes in interest rates; credit availability and homebuyers’ ability to qualify for mortgages; availability of labor and developable land; changes in the level of construction and remodeling activity; changes in foreign demand; changes in tariffs, quotas and trade agreements involving wood products; currency fluctuation; changes in demand for our products and real estate; changes in production and production capacity in the forest products industry; competitive pricing pressures for our products; unanticipated manufacturing disruptions; disruptions or inefficiencies in our supply chain and/or operations; changes in general and industry-specific environmental laws and regulations; unforeseen environmental liabilities or expenditures; weather conditions; fires at our facilities and on our timberland and other catastrophic events; restrictions on harvesting due to fire danger; changes in raw material, fuel and other costs; transportation disruptions; share price; our ability to achieve the expected increases in production capacity, reduction in cash processing costs, and recovery improvement following the ramp-up phase of our Waldo, Arkansas sawmill expansion and modernization project; our ability to participate in the natural climate solutions and forest carbon sequestration markets; the successful execution of the company’s strategic plans and the other factors described in PotlatchDeltic’s Annual Report on Form 10-K and in the company’s other filings with the SEC. PotlatchDeltic assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, all of which speak only as of the date hereof.

PotlatchDeltic Corporation

Condensed Consolidated Statements of Operations

Unaudited

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
(in thousands, except per share amounts)	2024	2024	2023	2024	2023
Revenues	$255,131	$320,671	$265,509	$803,929	$769,572
Costs and expenses:
Cost of goods sold	227,556	282,473	226,303	722,189	665,716
Selling, general and administrative expenses	20,403	20,752	19,303	61,882	55,118
CatchMark merger-related expenses	—	—	—	—	2,453
Gain on fire damage	—	—	(16,326)	—	(39,436)
	247,959	303,225	229,280	784,071	683,851
Operating income	7,172	17,446	36,229	19,858	85,721
Interest expense, net	(9,635)	(8,696)	(7,971)	(18,049)	(15,783)
Non-operating pension and other postretirement employee benefits	200	201	(228)	602	(685)
Other	1,516	(23)	370	1,348	638
Income (loss) before income taxes	(747)	8,928	28,400	3,759	69,891
Income taxes	4,056	4,750	(4,725)	12,923	(7,650)
Net income	$3,309	$13,678	$23,675	$16,682	$62,241

Net income per share:
Basic	$0.04	$0.17	$0.30	$0.21	$0.78
Diluted	$0.04	$0.17	$0.29	$0.21	$0.78
Dividends per share	$0.45	$0.45	$0.45	$1.35	$1.35
Weighted-average shares outstanding:
Basic	79,173	79,627	80,132	79,494	80,102
Diluted	79,277	79,741	80,379	79,563	80,279

PotlatchDeltic Corporation

Condensed Consolidated Balance Sheets

Unaudited

(in thousands, except per share amounts)	September 30, 2024	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$161,131	$230,118
Customer receivables, net	29,550	21,892
Inventories, net	79,894	78,665
Other current assets	50,623	46,258
Total current assets	321,198	376,933
Property, plant and equipment, net	395,908	372,832
Investment in real estate held for development and sale	51,769	56,321
Timber and timberlands, net	2,375,157	2,440,398
Intangible assets, net	14,306	15,640
Other long-term assets	148,766	169,132
Total assets	$3,307,104	$3,431,256

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$90,290	$82,383
Current portion of long-term debt	165,113	175,615
Current portion of pension and other postretirement employee benefits	4,535	4,535
Total current liabilities	259,938	262,533
Long-term debt	869,486	858,113
Pension and other postretirement employee benefits	64,902	67,856
Deferred tax liabilities, net	23,936	36,641
Other long-term obligations	36,817	35,015
Total liabilities	1,255,079	1,260,158
Commitments and contingencies
Stockholders' equity:
Common stock, $1 par value, 200,000 shares authorized, 78,862 and 79,365 shares issued and outstanding	78,862	79,365
Additional paid-in capital	2,312,586	2,303,992
Accumulated deficit	(432,589)	(315,291)
Accumulated other comprehensive income	93,166	103,032
Total stockholders’ equity	2,052,025	2,171,098
Total liabilities and stockholders' equity	$3,307,104	$3,431,256

PotlatchDeltic Corporation

Condensed Consolidated Statements of Cash Flows

Unaudited

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
(in thousands)	2024	2024	2023	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$3,309	$13,678	$23,675	$16,682	$62,241
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	25,893	29,674	30,658	86,369	90,327
Basis of real estate sold	12,905	56,525	6,109	73,522	21,624
Change in deferred taxes	(3,057)	(4,694)	(1,764)	(11,896)	(3,979)
Pension and other postretirement employee benefits	1,143	1,145	1,610	3,431	4,833
Equity-based compensation expense	2,946	2,962	2,616	8,468	6,472
Gain on fire damage	—	—	(16,326)	—	(39,436)
Interest received under swaps with other-than-insignificant financing element	(7,536)	(7,509)	(6,884)	(22,503)	(18,651)
Other, net	1,641	2,351	1,792	6,953	5,648
Change in working capital and operating-related activities, net	(3,040)	9,256	(9,773)	(7,036)	(24,107)
Real estate development expenditures	(2,583)	(1,587)	(2,939)	(5,305)	(7,243)
Funding of pension and other postretirement employee benefits	(5,168)	(1,221)	128	(7,303)	(2,176)
Proceeds from insurance recoveries	—	—	12,049	1,680	21,755
Net cash from operating activities	26,453	100,580	40,951	143,062	117,308

CASH FLOWS FROM INVESTING ACTIVITIES
Property, plant and equipment additions	(25,575)	(21,608)	(17,933)	(52,178)	(28,068)
Timberlands reforestation and roads	(6,476)	(4,940)	(6,299)	(19,290)	(17,013)
Acquisition of timber and timberlands	(822)	(43)	(55)	(32,303)	(1,676)
Proceeds from property insurance	—	—	1,356	—	1,356
Interest received under swaps with other-than-insignificant financing element	7,010	6,986	6,375	20,934	17,279
Other, net	134	245	36	752	700
Net cash from investing activities	(25,729)	(19,360)	(16,520)	(82,085)	(27,422)

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to common stockholders	(35,486)	(35,677)	(35,960)	(106,942)	(107,880)
Repurchase of common stock	(3,508)	(23,905)	(11,012)	(27,413)	(11,406)
Other, net	(943)	(1,444)	(360)	(3,179)	(2,315)
Net cash from financing activities	(39,937)	(61,026)	(47,332)	(137,534)	(121,601)
Change in cash, cash equivalents and restricted cash	(39,213)	20,194	(22,901)	(76,557)	(31,715)
Cash, cash equivalents and restricted cash, beginning	200,344	180,150	336,777	237,688	345,591
Cash, cash equivalents and restricted cash, ending[1]	$161,131	$200,344	$313,876	$161,131	$313,876

[1]

Includes $0, $0.7 million, and $11.1 million at September 30, 2024, June 30, 2024, and September 30, 2023, respectively, that were or are intended to be reinvested in timber and timberlands and classified as restricted cash in Other current and long-term assets in the Condensed Consolidated Balance Sheets.

PotlatchDeltic Corporation

Segment Information

Unaudited

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
(in thousands)	2024	2024	2023	2024	2023
Revenues
Timberlands	$105,132	$98,802	$109,808	$296,884	$313,663
Wood Products	139,412	153,579	165,108	441,589	485,572
Real Estate	38,701	95,732	19,152	145,540	60,079
	283,245	348,113	294,068	884,013	859,314
Intersegment Timberlands revenues	(28,114)	(27,442)	(28,559)	(80,084)	(89,736)
Other intersegment revenues	—	—	—	—	(6)
Consolidated revenues	$255,131	$320,671	$265,509	$803,929	$769,572

Adjusted EBITDDA[1]
Timberlands	$35,824	$34,124	$42,062	$104,696	$118,017
Wood Products	(9,581)	(6,805)	15,039	(16,525)	26,975
Real Estate	31,861	89,568	14,165	127,657	45,867
Corporate	(12,203)	(11,756)	(11,696)	(36,624)	(32,958)
Eliminations and adjustments	1	(1,958)	(3,292)	(407)	1,599
Total Adjusted EBITDDA	45,902	103,173	56,278	178,797	159,500
Interest expense, net[2]	(9,635)	(8,696)	(7,971)	(18,049)	(15,783)
Depreciation, depletion and amortization	(25,487)	(29,268)	(30,248)	(85,150)	(89,099)
Basis of real estate sold	(12,905)	(56,525)	(6,109)	(73,522)	(21,624)
CatchMark merger-related expenses	—	—	—	—	(2,453)
Gain on fire damage	—	—	16,326	—	39,436
Non-operating pension and other postretirement employee benefits	200	201	(228)	602	(685)
Gain (loss) on disposal of assets	(338)	66	(18)	(267)	(39)
Other	1,516	(23)	370	1,348	638
Income (loss) before income taxes	$(747)	$8,928	$28,400	$3,759	$69,891

Depreciation, depletion and amortization
Timberlands	$16,778	$16,790	$19,267	$51,193	$55,623
Wood Products	8,395	12,227	10,740	33,138	32,723
Real Estate	138	136	120	412	397
Corporate	176	115	121	407	356
	25,487	29,268	30,248	85,150	89,099
Bond discounts and deferred loan fees[2]	406	406	410	1,219	1,228
Total depreciation, depletion and amortization	$25,893	$29,674	$30,658	$86,369	$90,327

Basis of real estate sold
Real Estate	$12,908	$56,528	$6,111	$73,530	$21,629
Eliminations and adjustments	(3)	(3)	(2)	(8)	(5)
Total basis of real estate sold	$12,905	$56,525	$6,109	$73,522	$21,624

[1]	Management uses Adjusted EBITDDA to evaluate company and segment performance. See the reconciliation of Total Adjusted EBITDDA in Non-GAAP Reconciliations.
[2]

Bond discounts, deferred loan fees, non-cash amortization related to redesignated forward swaps, and interest income are included in interest expense, net in the Condensed Consolidated Statements of Operations.

PotlatchDeltic Corporation

Non-GAAP Reconciliations

Unaudited

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
(in thousands, except per share amounts)	2024	2024	2023	2024	2023
Total Adjusted EBITDDA[1]
Net income (GAAP)	$3,309	$13,678	$23,675	$16,682	$62,241
Interest expense, net	9,635	8,696	7,971	18,049	15,783
Income taxes	(4,056)	(4,750)	4,725	(12,923)	7,650
Depreciation, depletion and amortization	25,487	29,268	30,248	85,150	89,099
Basis of real estate sold	12,905	56,525	6,109	73,522	21,624
CatchMark merger-related expenses	—	—	—	—	2,453
Gain on fire damage	—	—	(16,326)	—	(39,436)
Non-operating pension and other postretirement employee benefits	(200)	(201)	228	(602)	685
(Gain) loss on disposal of assets	338	(66)	18	267	39
Other	(1,516)	23	(370)	(1,348)	(638)
Total Adjusted EBITDDA	$45,902	$103,173	$56,278	$178,797	$159,500

Adjusted Net Income[1]
Net income (GAAP)	$3,309	$13,678	$23,675	$16,682	$62,241
Special items after tax:
CatchMark merger-related expenses	—	—	—	—	2,453
Gain on fire damage	—	—	(12,244)	—	(29,577)
Adjusted Net Income	$3,309	$13,678	$11,431	$16,682	$35,117

Adjusted Net Income Per Diluted Share[1]
Net income per diluted share (GAAP)	$0.04	$0.17	$0.29	$0.21	$0.78
Special items after tax:
CatchMark merger-related expenses	—	—	—	—	0.03
Gain on fire damage	—	—	(0.15)	—	(0.37)
Adjusted Net Income Per Diluted Share	$0.04	$0.17	$0.14	$0.21	$0.44

[1]	See "Non-GAAP Measures" for further details on management's use of these measures.